================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2005

                                  GenCorp Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                Ohio                    1-01520             34-0244000
    ----------------------------      ------------      -------------------
    (State or other jurisdiction      (Commission       (I.R.S. Employer
          of incorporation)           File Number)      Identification No.)

    Highway 50 and Aerojet Road, Rancho Cordova, California        95670
    -------------------------------------------------------      ----------
            (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code 916-355-4000


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

================================================================================

ITEM 8.01 OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the registrant's press release issued on February 23, 2005 in which GenCorp announced that the Securities and Exchange Commission has declared effective the Company's registration statement on Form S-3, which relates to resales by the holders of up to $146,400,000 aggregate principal amount of the Company's 2 1/4% Convertible Subordinated Debentures due 2024 and the common stock issuable upon conversion of the debentures. The debentures were originally sold in a private placement to qualified institutional buyers.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit No.   Description
-----------   -----------------------------------------------------
99.1          GenCorp Inc.'s press release dated February 23, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  GENCORP INC.

                                                  By:    /s/ Mark A. Whitney
                                                         -----------------------
                                                  Name:  Mark A. Whitney
                                                  Title: Vice President, Law;
                                                         Deputy General Counsel
                                                         and Assistant Secretary

Dated: February 23, 2005

                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------------------------------------------------
     99.1        GenCorp Inc.'s press release dated February 23, 2005.